UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016 (May 5, 2016)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2016, Ryman Hospitality Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”). The results of the stockholder vote on the 2016 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the 2016 Plan was included as part of “Proposal 3: Approval of the 2016 Omnibus Incentive Plan” and “Summary of the 2016 Omnibus Incentive Plan” in the Company’s Proxy Statement that was filed with the Securities Exchange Commission on March 29, 2016 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 50,917,253 shares of the Company’s common stock outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. Holders of 46,946,434 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

Management Proposals:

1. Election to the Company’s Board of Directors of the following nine director nominees:

	For	Against	Abstain	Broker Non-Votes
Michael J. Bender	43,399,832	92,354	97,542	3,356,706
Rachna Bhasin	43,371,614	64,044	154,070	3,356,706
William F. Hagerty, IV	43,426,222	62,964	100,542	3,356,706
Ellen Levine	42,871,936	621,998	95,794	3,356,706
Patrick Q. Moore	43,028,724	399,440	161,564	3,356,706
Robert S. Prather, Jr.	42,467,310	1,022,676	99,742	3,356,706
Colin V. Reed	42,861,580	589,125	139,023	3,356,706
Michael D. Rose	43,375,056	103,770	110,902	3,356,706
Michael I. Roth	40,864,678	2,613,941	111,109	3,356,706

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2016 proxy statement (i.e., “say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
41,634,788	1,816,397	138,543	3,356,706

3. Approval of the 2016 Plan:

For	Against	Abstentions	Broker Non-Votes
40,931,791	2,526,588	131,349	3,356,706

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year:

For	Against	Abstentions
46,106,775	718,281	121,378

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Ryman Hospitality Properties, Inc. 2016 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: May 6, 2016	By:	/s/ Scott Lynn
		Name:	Scott Lynn
		Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

No.	Exhibit

10.1	Ryman Hospitality Properties, Inc. 2016 Omnibus Incentive Plan